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Exhibit 10.5

                        GUARANTY AND SURETYSHIP AGREEMENT

     THIS GUARANTY AND SURETYSHIP AGREEMENT is made this 15th day of FEBRUARY, 2007, by PEOPLES EDUCATION, INC. (collectively "Guarantor") in favor of SOVEREIGN BANK ("Lender"), to secure Obligations of PEOPLES EDUCATIONAL HOLDINGS, INC. ("Borrower").

     Lender has agreed to make loans to Borrower in the amounts of $10,000,000.00 and $10,000,000.00, respectively (together the "Loans" and each a "Loan") which Loans are evidenced by Borrower's promissory notes (the "Notes") of even date herewith. The Notes are secured by, inter alia, collateral described in a Security Agreement (the "Security Agreement") of even date herewith from Borrower and Guarantor to Lender. Borrower has also executed a Loan Agreement (the "Loan Agreement") in connection with the Loans. The Loan Agreement, the Notes, the Security Agreement and other agreements, instruments and documents relating to the Loans are sometimes collectively referred to herein as the "Loan Documents".

     As an inducement to Lender to accept the Notes and to make the Loans to Borrower, Guarantor has agreed to execute and deliver this Guaranty.

     NOW THEREFORE, in consideration of the making of the Loans by Lender to Borrower, and intending to be legally bound, Guarantor hereby agrees as follows:

     1. In order to secure payment of the Notes by Borrower, and the payment and performance of all other Obligations (as defined hereafter) of Borrower under the Loan Documents, Guarantor hereby irrevocably and unconditionally guarantees to Lender, and becomes surety to Lender for, the due and punctual payment and performance of all the


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Obligations of Borrower, now existing or hereafter at any time or times incurred under the Loan Documents, or under any renewals, extensions or modifications thereof such Obligations hereinafter are referred to individually as "Obligation" and collectively as "Obligations."

     2. If any Obligation is not paid or performed by Borrower punctually when due, including, without limitation, any Obligation due by acceleration, Guarantor will immediately pay or perform such Obligation. Guarantor will pay to Lender all costs and expenses including, without limitation, reasonable attorneys' fees, which may be incurred by Lender in the collection or enforcement of the Obligations or of Guarantor's Obligations under this Guaranty. Guarantor waives any right to reimbursement from Borrower for any funds paid to Lender by Guarantor.

     3. Guarantor hereby waives notice of acceptance of this Guaranty and any notice of default by Borrower with respect to the Obligations, and consents and agrees that Lender may at any time, and from time to time, in its sole discretion (a) extend or change the time of payment, and/or the manner, place or terms of payment, and/or the time, manner, place or terms of performance of all or any part of the Obligations, (b) settle or compromise with Borrower or others liable thereunder all or any part of the Obligations, and (c) take or refrain from taking such action as Lender may, in its sole discretion, deem to be in its best interest with respect to the Obligations, all in such manner and upon such terms as Lender may deem fit and without notice to or further assent from Guarantor, who hereby agrees to be and remain bound upon this Guaranty for the balance of the Obligations, notwithstanding any such extension, change, settlement, compromise, surrender, release, renewal, extension or other action.

     4. Guarantor agrees that no promises, representations, agreements, conditions or covenants have been made relating to this Guaranty other than those contained herein, and that no modification of the terms hereof shall be binding on Lender unless in writing signed by


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Lender.

     5. Guarantor further agrees to provide Lender promptly with such information pertaining to Guarantor's financial condition as may reasonably be requested in writing by Lender from time to time.

     6. Guarantor hereby forever waives and releases all nonmaterial errors in said proceedings, waives stay of execution, the right of inquisition and extension of time for payment, agrees to the condemnation of any property levied upon by virtue of any such execution, and waives all exemptions from levy and sale of any property that now or hereafter may be exempted by law.

     7. Should an event described in sections 8(a)(vi) or section 8(a)(vii) of the Loan Agreement occur, then Lender is entitled to pre-confirmation and post-confirmation interest, at the Default Rate (as defined in the Notes), on the Loan arrearages and other charges. Said interest on the Loan arrearages and other charges will be considered an element of an allowed secured claim provided for by any bankruptcy plan.

     8. This Guaranty shall bind Guarantor and Guarantor's successors and assigns, and the benefits hereof shall inure to Lender, its successors and assigns.

     9. This Guaranty shall terminate and be of no further force or effect upon the payment and performance in full of all of the Obligations of Borrower under the Loan Documents, provided that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment of any of the Obligations is rescinded or must otherwise be returned by Lender upon the bankruptcy, reorganization or similar proceeding of relief of Borrower under state or federal law, all as though such payment had been made.

     10. [THIS SECTION HAS BEEN INTENTIONALLY DELETED]


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     11. This Guaranty is an instrument of suretyship and not merely a guaranty.
Should Borrower at any time be in default under any Obligation beyond any applicable notice and cure period, if any, Lender may proceed directly and immediately under this Guaranty against Guarantor, both jointly and severally, to the full extent of the amount or performance with respect to such Obligation, without first being required to proceed against Borrower or any other person or entity, or against any other security for Borrower's Obligations to Lender. The guaranty and surety contained in this Guaranty is absolute and unconditional, primary, direct and immediate and shall be valid and binding upon Guarantor regardless of any invalidity, defect or unenforceability of or in the Loan Documents, any action or inaction by Lender, or any other circumstance which might otherwise constitute a defense available to, or a discharge or release of Borrower or Guarantor, by operation of law.

     12. Lender shall have a right to set-off, a lien on and a security interest in all property of Guarantor now or at any time in its possession in any capacity whatsoever, including, but not limited, as security for all Obligations and liabilities of Borrower under the Loan Documents and as security for all Obligations and liabilities of Guarantor hereunder.

     13. Guarantor, for itself and all those claiming under or through it, agrees to protect, indemnify, defend and hold harmless Lender, its directors, officers and employees, from and against any and all liability, expense, or damage of any kind or nature and from any suits, claims or demands, including reasonable legal fees and expenses, arising out of any of the Loan Documents or in connection herewith except on account of the gross negligence or willful misconduct of the Lender. This Obligation specifically shall survive the repayment of the Loans.

     14. If any provision of this Guaranty is found by a court of competent jurisdiction to be prohibited or unenforceable, such provision shall be ineffective only to the extent of such


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prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision nor the other provisions hereof, all of which shall be construed in favor of Lender in order to effect the provisions of this Guaranty.

     15. This Guaranty shall be governed by the laws of the Commonwealth of Pennsylvania.

     16. This Guaranty may be executed in counterparts, each of which will be an original and all of which will constitute a single agreement.

     17. GUARANTOR WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS RELATED TO ANY OF THE LOAN DOCUMENTS. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY GUARANTOR AND GUARANTOR ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF THEREOF HAS OR HAVE MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. GUARANTOR FURTHER ACKNOWLEDGES THAT GUARANTOR HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED BY GUARANTOR'S OWN FREE WILL, AND THAT GUARANTOR HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. GUARANTOR AGREES THAT THE OBLIGATIONS EVIDENCED BY THIS AGREEMENT ARE EXEMPTED TRANSACTIONS UNDER THE TRUTH-IN-LENDING ACT, 15 U.S.C. SECTION 1601, ET SEQ. GUARANTOR FURTHER ACKNOWLEDGES THAT GUARANTOR HAS READ AND


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UNDERSTANDS THE MEANING OF THIS WAIVER PROVISION. GUARANTOR HEREBY CONSENTS TO
THE JURISDICTION OF ANY FEDERAL OR STATE COURT AS LENDER MAY SELECT, FOR ANY PROCEEDING IN CONNECTION HEREWITH. GUARANTOR AND HEREBY WAIVES OBJECTIONS AS TO VENUE AND CONVENIENCE OF FORUM IF VENUE IS IN PHILADELPHIA COUNTY, PENNSYLVANIA OR THE COUNTY OF BERGEN, NEW JERSEY OR IN ANY FEDERAL DISTRICT COURT IN PENNSYLVANIA, NEW JESEY OR DELAWARE. THE FOREGOING SHALL BE DEEMED INDEPENDENT COVENANTS.

     IN WITNESS WHEREOF, this Agreement has been executed the day and year first above written.

                                        PEOPLES EDUCATION, INC.


                                        BY: /S/ BRIAN T. BECKWITH
-------------------------------------       ------------------------------------
                                            BRIAN T. BECKWITH
                                            PRESIDENT AND CHIEF EXECUTIVE
                                            OFFICER


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